                   AMENDMENT TO CREDIT AND SECURITY AGREEMENT

         THIS AMENDMENT (the "Amendment"), dated May 10, 2007, is entered into by and among MISONIX, INC., Acoustic Marketing Research, Inc. d/b/a Sonora
Medical Systems, and Hearing Innovations Incorporated (collectively, the
"Borrowers"), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Lender"), acting through its Wells Fargo Business Credit operating division.

                                    RECITALS

         The Borrowers and the Lender are parties to a Credit and Security
Agreement dated December 29, 2006 (as amended from time to time, the "Credit
Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

         The Borrowers have requested that certain amendments be made to the
Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                  1.   The following definitions set forth in Section 1.1 of the
Credit Agreement shall be added or modified as follows:

                  The definition of "Borrowing Base" shall be amended by
         deleting subparagraph (b)(vii) in its entirety and replacing it with the following:

                  "(vii) Indebtedness that the Borrowers owe to the Lender that has not yet been advanced on the Revolving Note, including, without limitation, the L/C Amount and the dollar amount that the Lender in its discretion believes is a reasonable
                  determination of the Borrowers' credit exposure with respect to any swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or
                  arrangement offered to Borrowers by Lender that is not
                  described in Article II of this Agreement."

                  The definition of "Collateral" shall be amended by deleting subparagraphs (vii), (viii), and (ix) and adding the following:

                  "(vii) all sums on deposit in the Special Account; (viii)
                  proceeds of any and all of the foregoing; (ix) books and
                  records of the Borrowers, including all mail or electronic mail addressed to the Borrowers; and (x) all of the foregoing, whether now owned or existing or hereafter acquired or arising or in which the Borrowers now have or hereafter acquire any rights."

                  The following definition for "Commercial Letter of Credit
Agreement" shall be added:

                  "Commercial Letter of Credit Agreement" means an agreement governing the issuance of documentary letters of credit by the
                  Lender, entered into between the Borrower as applicant and the
                  Lender as issuer.

                  The definition of "Commitment" shall be deleted in its
entirety and replaced with the following:

                  "Commitment" means the Lender's commitment to make Advances, and to issue Letters of Credit for the account of, the
                  Borrower.

                  The definition of "Credit Facility" shall be deleted in its entirety and replaced with the following:

                  "Credit Facility" means the credit facility under which
                  Revolving Advances and Letters of Credit may be made available to the Borrowers by the Lender under Article II.

                  The following definition for "L/C Amount" shall be added:

                  "L/C Amount" means the sum of (i) the aggregate face amount of any issued and outstanding Letters of Credit and (ii) the
                  unpaid amount of the Obligation of Reimbursement.

                  The following definition for "L/C Application" shall be added:

                  "L/C Application" means an application for the issuance of standby or documentary letters of credit pursuant to the terms of a Standby Letter of Credit Agreement or a Commercial Letter
                  of Credit Agreement, in form acceptable to the Lender.

                  The following definition for "Letter of Credit" shall be
added:

                  "Letter of Credit" is defined in Section 2.4(a).

                  The definition of "Loan Documents" shall be deleted in its entirety and replaced with the following:

                  "Loan Documents" means this Agreement, the Revolving Note, each Guaranty, the Foreign Credit Agreement, each L/C
                  Application, and the Security Documents, together with every other agreement, note, document, contract or instrument to which the Borrowers now or in the future may be a party and which is required by the Lender.

                  The following definition for "Obligation of Reimbursement"
shall be added:

                  "Obligation of Reimbursement" means the obligation of the
                  Borrower to reimburse the Lender pursuant to the terms of the
                  Standby Letter of Credit Agreement and the Commercial Letter
                  of Credit Agreement and any applicable L/C Application.

                  The definition of "Overadvance" shall be deleted in its
entirety and replaced with the following:

                  "Overadvance" means the amount, if any, by which the
                  outstanding principal balance of the Revolving Note, plus the
                  L/C Amount, is in excess of the then-existing Borrowing Base.

                  The following definition for "Special Account" shall be added:

                  "Special Account" means a specified cash collateral account maintained with Lender or another financial institution
                  acceptable to the Lender in connection with Letters of Credit, as contemplated by Section 2.5.

                  The following definition for "Standby Letter of Credit
Agreement" shall be added:

                  "Standby Letter of Credit Agreement" means an agreement
                  governing the issuance of standby letters of credit by Lender entered into between the Borrower as applicant and Lender as issuer.

                  2.    Section 2.4 of the Credit Agreement shall be deleted in
         its entirety and restated as follows:

         "Section 2.4   Letters of Credit.
                        ------------------

                  (a) The Lender agrees, subject to the terms and conditions of this Agreement, to issue, at any time after the Funding Date and prior to the
Termination Date, one or more irrevocable standby or documentary letters of credit (each, a "Letter of Credit") for the Borrower's account. The Lender will not issue any Letter of Credit if the face amount of the Letter of Credit to be issued would exceed the lesser of:

                  (i) $700,000 less the L/C Amount, or

                  (ii) Availability.

Each Letter of Credit, if any, shall be issued pursuant to a separate L/C
Application made by the Borrower to the Lender, which must be completed in a manner satisfactory to the Lender. The terms and conditions set forth in each such L/C Application shall supplement the terms and conditions of the Standby
Letter of Credit Agreement or the Commercial Letter of Credit Agreement, as
applicable.

                 (b) No Letter of Credit shall be issued (i) with an expiry date later than one (1) year from the date of issuance or the Maturity Date in effect as of the date of issuance, whichever is earlier, nor (ii) to a beneficiary which is located outside the United States.

                  (c) Any request for issuance of a Letter of Credit shall be deemed to be a representation by the Borrower that the conditions set forth in
Section 4.2 have been satisfied as of the date of the request.

                  (d) If a draft is submitted under a Letter of Credit when the
Borrower is unable, because a Default Period exists or for any other reason, to obtain a Revolving Advance to pay the Obligation of Reimbursement, the Borrower
shall pay to the Lender on demand and in immediately available funds, the amount of the Obligation of Reimbursement together with interest, accrued from the date of the draft until payment in full at the Default Rate. Notwithstanding the
Borrower's inability to obtain a Revolving Advance for any reason, the Lender is irrevocably authorized, in its sole discretion, to make a Revolving Advance in an amount sufficient to discharge the Obligation of Reimbursement and all accrued but unpaid interest thereon."

                  3.   Section 2.5 of the Credit Agreement shall be deleted in
its entirety and restated as follows:

                  "Section 2.5 Special Account. If the Credit Facility is
         terminated for any reason while any Letter of Credit is outstanding, the Borrower shall thereupon pay the Lender in immediately available funds for deposit in the Special Account an amount equal to the L/C
         Amount plus any anticipated fees and costs. If the Borrower fails to promptly make any such payment in the amount required hereunder, then the Lender may make a Revolving Advance against the Credit Facility in an amount sufficient to fulfill this obligation and deposit the proceeds to the Special Account. The Special Account shall be an interest bearing account either maintained with the Lender or with a financial institution acceptable to the Lender. Any interest earned on amounts deposited in the Special Account shall be credited to the
         Special Account. The Lender may apply amounts on deposit in the Special
         Account at any time or from time to time to the Indebtedness in the
         Lender's sole discretion. The Borrower may not withdraw any amounts on deposit in the Special Account as long as the Lender maintains a security interest therein. The Lender agrees to transfer any balance in the Special Account to the Borrower when the Lender is required to release its security interest in the Special Account under applicable law."

                  4.  Section 2.7 of the Credit Agreement shall be amended by deleting subsections (b), (c), and (f) in their entirety and replacing them with the following:

                           "(b) Unused Line Fee. For the purposes of this
                  Section 2.7(b), "Unused Amount" means the Maximum Line Amount reduced by the greater of (a) the Minimum Loan Amount and (b)
                  outstanding Revolving Advances and the L/C Amount. The
                  Borrowers agree to pay to the Lender an unused line fee at the rate of one half of one percent (.50%) per annum on the
                  average daily Unused Amount from the date of this Agreement to and including the Termination Date,

                  due and payable monthly in arrears on the first day of the month and on the Termination Date."

                          "(c) Letter of Credit Fees. The Borrower shall pay to
                  the Lender a fee with respect to each Letter of Credit that has been issued, if any, which fee shall be calculated on a per diem basis at an annual rate equal to one and three
                  quarters of one percent (1.75%) of the aggregate amount that may then be drawn under the Letter of Credit, assuming
                  compliance with all conditions for drawing (the "Aggregate
                  Face Amount"), from and including the date of issuance of the
                  Letter of Credit until the date that the Letter of Credit
                  terminates or is returned to the Lender, which fee shall be due and payable monthly in arrears on the first day of each month and on the date that the Letter of Credit terminates or is returned to the Lender; provided, however, effective as of the first day of the fiscal quarter month in which any Default
                  Period begins through the last day of such Default Period, or any shorter time period that the Lender may determine, in the
                  Lender's sole discretion and without waiving any of its other rights and remedies, such fee shall increase to five percent
                  (5.0%) of the Aggregate Face Amount. The foregoing fee shall be in addition to any and all other fees, commissions and
                  charges imposed by Lender with respect to or in connection with such Letter of Credit."

                           "(f) Letter of Credit Administrative Fees. The
                  Borrower shall pay all administrative fees charged by Lender in connection with the honoring of drafts under any Letter of
                  Credit, amendments thereto, transfers thereof and all other activity with respect to the Letters of Credit at the then -
                  current rates published by Lender for such services rendered on behalf of customers of Lender generally."

                  5.       Section 2.11 of the Credit Agreement shall be deleted
in its entirety and restated as follows:

                           "Section 2.11 Mandatory Prepayment. Without notice or
                  demand, if the sum of the outstanding principal balance of the
                  Revolving Advances plus the L/C Amount shall at any time
                  exceed the Borrowing Base, the Borrowers shall (i) first,
                  immediately prepay the Revolving Advances to the extent
                  necessary to eliminate such excess; and (ii) if prepayment in full of the Revolving Advances is insufficient to eliminate such excess, pay to the Lender in immediately available funds for deposit in the Special Account an amount equal to the
                  remaining excess. Any voluntary or mandatory prepayment
                  received by the Lender may be applied to the Indebtedness, in such order and in such amounts as the Lender in its sole
                  discretion may determine from time to time."

                  6.       Section 2.13 of the Credit Agreement shall be deleted
in its entirety and restated as follows:

                           "Section 2.13 Use of Proceeds. The Borrowers shall
                  use the proceeds of Advances and each Letter of Credit for ordinary working capital purposes, except that Advances in an amount not to exceed One Million Two Hundred Thousand Dollars
                  ($1,200,000) may be used for the redemption of shares of
                  Acoustic Marketing Research, Inc.
                  from William H. Phillips."

                  7.       Section 4.2 of the Credit Agreement shall be deleted
in its entirety and restated as follows:

                           "Section 4.2 Conditions Precedent to All Advances and
                  Letters of Credit. The Lender's obligation to make each
                  Advance or to cause the issuance of a Letter of Credit shall be subject to the further conditions precedent that:

                           (a) the representations and warranties contained in
                           Article V are correct on and as of the date of such
                           Advance or issuance of a Letter of Credit as though
                           made on and as of such date, except to the extent
                           that such representations and warranties relate
                           solely to an earlier date; and

                           (b) no event has occurred and is continuing, or would
                           result from such Advance or issuance of a Letter of
                           Credit which constitutes a Default or an Event of
                           Default.

                  8.       Section 7.1(a) of the Credit Agreement shall be
deleted in its entirety and restated as follows:

                           "(a) Default in the payment of the Revolving Note,
                           any Obligation of Reimbursement, or any default with
                           respect to any other Indebtedness due from Borrowers
                           to Lender as such Indebtedness becomes due and
                           payable;"

                  9.       Section 7.2(e) of the Credit Agreement shall be
deleted in its entirety and restated as follows:

                           "(e) The Lender may make demand upon the Borrower
                           and, forthwith upon such demand, the Borrower will
                           pay to the Lender in immediately available funds for
                           deposit in the Special Account pursuant to Section
                           2.5 an amount equal to the aggregate maximum amount
                           available to be drawn under all Letters of Credit
                           then outstanding, assuming compliance with all
                           conditions for drawing thereunder;"

                  10. No Other Changes. Except as explicitly amended by this
Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

                  11. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (a) A Certificate of the Secretary of the Borrowers certifying as to (i) the resolutions of the board of directors of the Borrowers approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of the Borrowers, which were certified and delivered to the Lender pursuant to the respective Certificate of Authority of each
Borrower's secretary or assistant secretary dated December 29, 2006, continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrowers who have been certified to the Lender, pursuant to the respective Certificate of Authority of Borrower's secretary or assistant secretary dated December 29, 2006, as being authorized to sign and to act on behalf of the Borrowers continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrowers authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrowers.

                  (b) Such other matters as the Lender may require.

                  12. Representations and Warranties. The Borrowers hereby
represent and warrant to the Lender as follows:

                  (a) The Borrowers have all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by the Borrowers and constitute the legal, valid and binding obligation of the Borrowers, enforceable in accordance with their terms.

                  (b) The execution, delivery and performance by the Borrowers of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i)
require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii)
violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrowers, or the articles of incorporation or by-laws of the Borrowers, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrowers are a party or by which they or their properties may be bound or affected.

                  (c) All of the representations and warranties contained in
Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                  13. References. All references in the Credit Agreement to
"this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit
Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

                  14. No Waiver. The execution of this Amendment and the
acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit
Agreement or a waiver of any breach, default or event of default under any
Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

                  15. Release. The Borrowers hereby absolutely and
unconditionally release and forever discharge the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the
Borrowers have had, now have or have made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  16. Costs and Expenses. The Borrowers hereby reaffirm their agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan
Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrowers specifically agree to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The
Borrowers hereby agree that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrowers, make a loan to the Borrowers under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

                   17. Miscellaneous. This Amendment may be executed in any
number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WELLS FARGO BANK,                        MISONIX, INC.
  NATIONAL ASSOCIATION

                                         By: /s/ Richard Zaremba
                                             -----------------------------------
                                             Richard Zaremba, Sr. Vice President
By: /s/ Jay M. Oliner
    -----------------------------
    Jay M. Oliner, Vice President

                                         ACOUSTIC MARKETING RESEARCH INC.
                                         d/b/a SONORA MEDICAL SYSTEMS

                                         By: /s/ Richard Zaremba
                                             -----------------------------------
                                             Richard Zaremba, Sr. Vice President

                                         HEARING INNOVATIONS
                                         INCORPORATED

                                         By: /s/ Richard Zaremba
                                             -----------------------------------
                                             Richard Zaremba, Sr. Vice President